SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 8, 1998
                      (Date of earliest event reported)

                               U S LIQUIDS INC.
             (Exact name of registrant as specified in its charter)

      DELAWARE                      1-13259                  76-0519797
(State or other jurisdiction      (Commission             (IRS Employer
 of incorporation)               File Number)              Identification No.)

411 NORTH SAM HOUSTON PARKWAY EAST, SUITE 400, HOUSTON, TEXAS   77060
(Address of principal executive offices)                        (Zip Code)

                                (281) 272-4500
              Registrant's telephone number, including area code

Item 2.  Acquisition or Disposition of Assets.

      (a) On May 11, 1998, U S Liquids Inc. (the "Company") acquired all of the outstanding capital stock of Northern A-1 Sanitation Services, Inc. ("Northern A-1"), a Michigan corporation, from USA Waste Services, Inc. ("USA Waste") in exchange for approximately $13.7 million in cash. This transaction was consummated pursuant to a Stock Purchase Agreement, dated May 8, 1998, among the Company, USA Waste and United Waste Systems, Inc.

      Northern A-1 is engaged in the collection, processing and disposal of waste generated in the exploration for and production of oil and natural gas. Northern A-1 also collects, processes and disposes of industrial wastewater generated in the Kalkaska, Michigan area. The Company currently intends to operate Northern A-1 in substantially the same manner as it was operated prior to this transaction.

      The Company funded the purchase price paid for Northern A-1 with borrowings under the Company's revolving credit facility with Bank of America National Trust and Savings Association, BankBoston, N.A. and Wells Fargo Bank, N.A. The purchase price was determined based upon an evaluation of the business of Northern A-1 and the results of negotiations between the parties.

      The foregoing discussion is only a summary and is qualified in its entirety by reference to the Exhibits to this Current Report on Form 8-K filed herewith or to be subsequently filed as indicated.

      (b) On May 11, 1998, the Company acquired certain assets from USA Waste in exchange for approximately $30.8 million in cash. The assets acquired constitute substantially all of the operating assets of a hazardous and nonhazardous waste transportation, storage, treatment, processing and disposal business operated by USA Waste in Detroit, Michigan. This transaction was consummated pursuant to a Purchase and Sale of Assets Agreement, dated May 8, 1998, among USL City Environmental, Inc., a subsidiary of the Company, USA Waste and City Management Corporation, a subsidiary of USA Waste.

      In connection with this acquisition, the Company also agreed, for a period of 20 years, to deliver to certain landfills operated by USA Waste all of the nonhazardous waste generated from the operations of the acquired business. For each of the first five years of this arrangement, the tipping fee to be paid by the Company to USA Waste is $45.50 per cubic yard for the first 120,000 cubic yards of delivered waste and $8.00 per cubic yard thereafter. During each of the remaining 15 years of this arrangement, the tipping fee is $8.00 per cubic yard. The $45.50 per cubic yard tipping fee is higher than the $9.38 per cubic yard tipping fee currently charged by local landfills for comparable waste. The Company also agreed, for a period of 14 years commencing in May 2003, to pay to USA Waste a monthly royalty fee equal to 6% of the net revenues derived from the assets acquired. In addition, USA Waste agreed, for a period of 20 years, to deliver to the Company for processing and disposal all leachate (up to a maximum of 35 million gallons per year) from certain landfills operated by USA Waste in the Detroit area. The $.0075 per gallon tipping fee to be paid by USA Waste for delivered leachate is less than the $.02 per gallon tipping fee currently charged by the acquired business for comparable waste. The tipping fee payable by USA Waste for delivered leachate and $8.00 of the tipping fee payable by the Company for delivered nonhazardous waste will be adjusted to reflect any increase in the consumer price index.

      The Company funded the purchase price paid for the acquired business with borrowings under the Company's revolving credit facility with Bank of America National Trust and Savings Association, BankBoston, N.A. and Wells Fargo Bank, N.A. The purchase price was determined based upon an evaluation of the business acquired and the results of negotiations between the parties.

      The foregoing discussion is only a summary and is qualified in its entirety by reference to the Exhibits to this Current Report on Form 8-K filed herewith or to be subsequently filed as indicated.

      (c) On May 8, 1998, the Company contracted to acquire certain additional assets of USA Waste in exchange for approximately $2.7 million in cash. The assets to be acquired by the Company constitute substantially all of the operating assets of a hazardous and nonhazardous liquid waste transportation, storage, treatment, processing and disposal business operated by USA Waste in Tampa, Florida. The terms of this transaction are set forth in a Purchase and Sale of Assets Agreement, dated May 8, 1998, among USL City Environmental Services of Florida, Inc., a subsidiary of the Company, USA Waste and City Management Corporation and Universal Transit Property Company, each of which is a subsidiary of USA Waste.

      Pending the consummation of this acquisition, which is expected to occur upon issuance of certain regulatory permits, USA Waste will operate the business on terms that have the same effect on the Company's financial condition and results of operations as if the acquisition had been consummated. The Company currently intends to use the assets purchased for the same purposes as USA Waste did prior to this transaction.

      The Company funded the purchase price with borrowings under the Company's revolving credit facility with Bank of America National Trust and Savings Association, BankBoston, N.A. and Wells Fargo Bank, N.A. The purchase price was determined based upon an evaluation of the assets acquired by the Company and the results of negotiations between the parties.

      The foregoing discussion is only a summary and is qualified in its entirety by reference to the Exhibits to this Current Report on Form 8-K, filed herewith or to be subsequently filed as indicated.

Item 7.  Exhibits.

      (a) To be filed by an amendment to the Form 8-K filed by the Company on May 6, 1998. Pursuant to Item 7(a)(4) of Form 8-K, the Company hereby undertakes to file the financial statements required in response to this Item in such amendment no later than June 5, 1998.

      (b) To be filed by an amendment to the Form 8-K filed by the Company on May 6, 1998. Pursuant to Item 7(b)(2) of Form 8-K, the Company hereby undertakes to file the financial statements required in response to this Item in such amendment no later than June 5, 1998.

      (c) EXHIBITS.

            2.1 Stock Purchase Agreement, dated May 8, 1998, among U S Liquids Inc.,United Waste Systems, Inc. and USA Waste Services, Inc. (Exhibit 10.68 of the U S Liquids Inc. Registration Statement on Form S-1 (File No. 333- 52121), as amended, is hereby incorporated by reference).

            2.2 Purchase and Sale of Assets Agreement, dated May 8, 1998, among USL City Environmental, Inc., City Management Corporation and USA Waste Services, Inc. (Exhibit 10.66 of the U S Liquids Inc. Registration Statement on Form S-1 (File No. 333-52121), as amended, is hereby incorporated by reference).

            2.3 Purchase and Sale of Assets Agreement, dated May 8, 1998, among USL City Environmental Services of Florida, Inc., Universal Transit Property Company, City Management Corporation and USA Waste Services, Inc. (Exhibit 10.67 of the U S Liquids Inc. Registration Statement on Form S-1 (File No. 333- 52121), as amended, is hereby incorporated by reference).

            2.4 Leachate Treatment Agreement, dated May 8, 1998, between City Management Corporation and USL City Environmental, Inc. (Exhibit 10.69
                  of the U S Liquids Inc. Registration Statement on Form S-1 (File No. 333-52121), as amended, is hereby incorporated by reference).

            2.5 Disposal Agreement, dated May 8, 1998, between City Management Corporation and USL City Environmental, Inc. (Exhibit 10.70 of the U S Liquids Inc. Registration Statement on Form S-1 (File No. 333-52121), as amended, is hereby incorporated by reference).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          U S LIQUIDS INC.


Date: May 18, 1998                        By:   /S/ MICHAEL P. LAWLOR
                                                    Michael P. Lawlor,
                                                    Chief Executive Officer